BACK-UP ADMINISTRATION AGREEMENT

among

COLLEGE LOAN CORPORATION TRUST I,
as Issuer

BANKERS TRUST COMPANY,
as Indenture Trustee,

BANKERS TRUST COMPANY,
as Back-Up Issuer Administrator

and

COLLEGE LOAN CORPORATION,
as Issuer Administrator

Dated as of March 1, 2002

TABLE OF CONTENTS

Section 1. Section 2. Section 3. Section 4. Section 5. Section 6. Section 7. Section 8. Section 9. Section 10. Section 11. Section 12.

Duties of the Back-Up Issuer Administrator
Records
Compensation
Additional Information to be Furnished
Term of Agreement; Resignation and Removal of Back-Up Issuer Administrator
Notices
Amendments
Successors and Assigns
Governing Law
Headings
Counterparts
	Severability	Page 1 2 2 2 2 3 3 3 4 4 4 4

          THIS BACK-UP ADMINISTRATION AGREEMENT dated as of March 1, 2002 (as amended from time to time, this “Agreement”), among COLLEGE LOAN CORPORATION TRUST I, a Delaware business trust (the “Issuer”), BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (in such capacity, the “Indenture Trustee”), BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Back-Up Issuer Administrator (in such capacity, the “Back-Up Issuer Administrator”) and COLLEGE LOAN CORPORATION, a California corporation, as Issuer Administrator (the “Issuer Administrator”).

W I T N E S S E T H :

          WHEREAS, the Issuer, the Indenture Trustee and the Issuer Administrator have entered into an Administration Agreement dated as of March 1, 2002 (the “Administration Agreement”) among such parties and Wilmington Trust Company, as Delaware Trustee (the “Delaware Trustee”), and Bankers Trust Company, as Eligible Lender Trustee (the “Eligible Lender Trustee”), in connection with the issuance from time to time by the Issuer of its notes under an Indenture of Trust, dated as of March 1, 2002, from the Issuer and the Eligible Lender Trustee to the Indenture Trustee (together with any Supplemental Indentures and any amendments thereto made in accordance with their respective terms, the “Indenture”); and

          WHEREAS, under the Administration Agreement, the Issuer Administrator performs certain of the duties of the Issuer, the Eligible Lender Trustee and the Delaware Trustee; and

          WHEREAS, the Issuer desires to retain the Back-Up Issuer Administrator to perform such services if (i) the Issuer reasonably determines that the Issuer Administrator is unable to perform such services or the Issuer Administrator resigns, (ii) the Issuer has not otherwise found a replacement for the Issuer Administrator under the terms permitted by the Indenture and (iii) the Issuer provides written notice (a “Back-Up Issuer Administrator Notice”) to the Indenture Trustee, the Issuer Administrator and the Back-Up Issuer Administrator requesting that the Back-Up Administrator assume the obligations of Issuer Administrator under the Administration Agreement as provided herein and containing an effective date (the “Effective Date”) therefor, which shall be a date not less than 10 Business Days from the date of such notice;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Basic Documents.

           Section 1. Duties of the Back-Up Issuer Administrator. Upon receipt of a Back-Up Issuer Administrator Notice and the records described in Section 2 hereof, the Back-Up Issuer Administrator agrees, from the Effective Date, to assume and perform the duties of the Issuer Administrator under the Administration Agreement, provided, notwithstanding any provision in the Administration Agreement, in no event shall the Back-Up Issuer Administrator be required to pay or advance amounts out of its own funds and shall only pay any such amounts to the extent such funds are available for reimbursement to it from the Trust Estate. In carrying out any of its obligations under this Agreement, the Issuer Administrator may act either directly or through agents, attorneys, accountants, independent contractors and auditors and enter into agreements with any of them and shall not be liable for the acts and omissions of such agents, attorneys, accountants, independent contractors and auditors appointed with due care.

           Section 2. Records. Within three Business Days of the giving of a Back-Up Issuer Administrator Notice, the Issuer Administrator and the Indenture Trustee shall provide the Back-Up Issuer Administrator copies of all appropriate books of account and records relating to services performed under the Administration Agreement.

           Section 3. Compensation. As compensation for the performance of the Issuer Administrator’s obligations under the Administration Agreement and as reimbursement for its expenses related thereto, the Back-Up Issuer Administrator shall, but only upon and from the Effective Date, be entitled to the Administration Fee accruing from the Effective Date and payable as set forth in the Indenture. The payment of the foregoing fee shall be solely an obligation of the Issuer, payable out of the Trust Estate.

           Section 4. Additional Information to be Furnished. The Issuer Administrator and the Indenture Trustee shall promptly furnish to the Back-Up Issuer Administrator such additional information regarding the Trust Estate as the Back-Up Issuer Administrator shall reasonably request.|

           Section 5. Term of Agreement; Resignation and Removal of Back-Up Issuer Administrator.

(a) This Agreement shall continue in force until the dissolution of the Issuer, upon wh.ich event this Agreement shall automatically terminate.

          (b)      Subject to Section 5(d) hereof, the Back-Up Issuer Administrator may resign its duties hereunder by providing the Issuer, the Eligible Lender Trustee, the Delaware Trustee, the Indenture Trustee and the Issuer Administrator with at least 60 days’ prior written notice.

(c) Subject to Section 5(d) hereof, the Issuer may remove the Back-Up Issuer Administrator without cause by providing the Back-Up Issuer Administrator with at least 60 days’ prior written notice.

          (d)      No resignation or removal of the Back-Up Issuer Administrator pursuant to this Section shall be effective until (i) a successor Back-Up Issuer Administrator shall have been appointed by the Issuer and (ii) such successor Back-Up Issuer Administrator shall meet the requirements for an Issuer Administrator under the Indenture and shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Back-Up Issuer Administrator is bound hereunder.

          (e)      The appointment of any successor Back-Up Issuer Administrator shall be effective only if each Rating Agency shall have been given at least 10 days’ prior notice of such proposed appointment, and a Rating Agency Condition shall have been obtained with respect to such appointment.

           Section 6. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:|

If to the Issuer, to:	College Loan Corporation Trust I c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890 Attention: Corporate Trust Administration

If to the Issuer Administrator, to:	College Loan Corporation 16855 W. Bernardo Dr., Suite 270 San Diego, CA 92127 Attention: Cary Katz

If to the Indenture Trustee, to:	Bankers Trust Company 4 Albany Street New York, NY 10006 Attention: Corporate Trust - Structured Finance

If to the Back-Up Issuer Administrator, to:	Bankers Trust Company 4 Albany Street New York, NY 10006 Attention: Corporate Trust - Structured Finance

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand delivered to the address of such party as provided above.

           Section 7. Amendments. This Agreement may be amended from time to time by the parties hereto so long as a Rating Agency Condition has been obtained with respect to such amendment. The Back-Up Issuer Administrator shall not be required to enter any amendment which affects its own rights, duties or obligations hereunder.

           Section 8. Successors and Assigns. This Agreement may not be assigned by the Back-Up Issuer Administrator unless such assignment is previously consented to in writing by the Issuer, the Indenture Trustee and the Issuer Administrator, unless each Rating Agency shall have been given 10 days’ prior notice of, and a Rating Agency Condition has been obtained with respect to, such assignment. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Back-Up Issuer Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Back-Up Issuer Administrator without the consent of the Issuer, the Indenture Trustee or the Issuer Administrator to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Back-Up Issuer Administrator; provided that such successor organization executes and delivers to the Issuer, the Indenture Trustee and the Issuer Administrator an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of the assignment in the same manner as the Back-Up Issuer Administrator is bound hereunder, and each Rating Agency shall have been given 10 days’ prior notice of, and a Rating Agency Condition shall have been obtained with respect to, such assignment. Subject to the foregoing, this Agreement shall bind any such permitted successors or assigns of the parties hereto.

           Section 9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           Section 10. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

           Section 11. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

           Section 12. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

COLLEGE LOAN CORPORATION TRUST I

By:   WILMINGTON TRUST COMPANY, not
         in its individual capacity but solely as
         Delaware Trustee

By /s/ David A. Vanaskey, Jr.
Name David A. Vanaskey, Jr.
Title Vice President

BANKERS TRUST COMPANY, as Back-Up
Issuer Administrator

By /s/ Eileen M. Hughes
Name Eileen M. Hughes
Title Vice President

BANKERS TRUST COMPANY, as Indenture
Trustee

By /s/ Eileen M. Hughes
Name Eileen M. Hughes
Title Vice President

COLLEGE LOAN CORPORATION, as Issuer
Administrator

By /s/ Cary Katz
Name Cary Katz
Title President